Goodwill And Other Intangible Assets, Net	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets, Net

NOTE 8 – GOODWILL AND OTHER INTANGIBLE ASSETS, NET

The Company’s intangible assets include a trademark with an indefinite useful life as well as franchise agreements and a non-compete agreement, which are amortized over useful lives of thirteen years and five years, respectively.

A summary of the intangible assets is presented below:

Intangible Assets	Trademark	Franchise Agreements	Non-Compete Agreement	Total
Intangible assets, net at December 31, 2016	$2,524,000	$1,157,204	$21,445	$3,702,649
Amortization expense	-	(104,550)	(5,994)	(110,544)
Impairment of intangible assets	-	(410,225)	-	(410,225)
Intangible assets, net at December 31, 2017	2,524,000	642,429	15,451	3,181,880
Amortization expense	-	(63,808)	(2,365)	(66,173)
Sale of CTI	-	-	(13,086)	(13,086)
Intangible assets, net at December 31, 2018	$2,524,000	$578,621	$-	$3,102,621

Weighted average remaining amortization period at December 31, 2018 (in years)		9.1	0.0

Amortization expense related to intangible assets was $66,173 and $110,544 for the years ended December 31, 2018 and 2017, respectively

The Company sustained operating and cash flow losses from inception which formed a basis for performing an impairment test of its Intangible Assets. As of December 31, 2018 and 2017, the Company performed a recoverability test on the trademark measuring the discounted projected cash flows of company owned stores and new franchisees, using the relief from royalty method, against the carrying value of the trademark; accordingly, no impairment was required. As of December 31,2018, the Company performed a recoverability test on the franchise agreements that passed the test based on its projected future undiscounted cash flows generated through the asset’s use and eventual disposal and no further action was required. As of December 31, 2017, the Company performed a recoverability test on the franchise agreements that failed the test based on its projected future undiscounted cash flows generated through the asset’s use and eventual disposal. We measured and recorded an impairment charge based on a measurement of fair value of those assets using an income approach. The key assumptions used in the estimates of projected cash flows utilized in both the test and measurement steps of the impairment analysis were projected revenues and royalty payments. These forecasts were based on actual revenues and take into account recent developments as well as the Company’s plans and intentions. Based upon the results of the undiscounted cash flow analysis, the Company recorded an impairment charge on the franchise agreements of $410,225 during the year ended December 31, 2017.

The estimated future amortization expense is as follows:

For the Year Ended December 31,	Franchise Agreements
2019	$63,806
2020	63,981
2021	63,806
2022	63,806
2023	63,806
Thereafter	259,416
$578,621

During the fourth quarter of 2017, the Company performed the annual assessment and determined that goodwill was impaired, and recorded impairment of goodwill of $2,521,468. The impairment charges resulted from decrease in the Company’s estimated undiscounted cash flows from the expected future operations of the assets. These estimates considered factors such as expected future operating income, operating trends and prospects, as well as the effects of demand, competition and other factors.